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                                                                   Exhibit 10.25

               AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of April 18, 1996 (the "Amendment"), by and between Western Publishing Group, Inc., a Delaware corporation ("the Company"), and Golden Press Holding, L.L.C., a Delaware limited liability company ("Buyer").

         WHEREAS, the Company and Buyer have entered into a Securities Purchase Agreement dated as of January 31, 1996 (the "Agreement"); capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement); and

         WHEREAS, the Company and Buyer desire to amend the Agreement in accordance with the terms hereof;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. Amendment to the Agreement. The Agreement is, effective as of the date hereof, amended as follows:

         (a) Section 5.3 of the Agreement is hereby amended by (i) deleting the phrase "increasing the authorized number of shares of Company Common Stock from 40,000,000 to 50,000,000" and inserting in its place the phrase "increasing the authorized number of shares of Company Common Stock from 40,000,000 to 60,000,000" and (ii) deleting the name "Golden Press, Inc." and inserting in its place the name "Golden Books Family Entertainment, Inc."

         (b) Section 7.1 (b) of the Agreement is hereby amended by deleting the date "May 1, 1996" and inserting in its place the date "May 22, 1996."

         SECTION 2. Proxy Soliciting Firm. The Company and Buyer agree that the Company will not retain the services of a proxy soliciting firm in connection with the Company Meeting as required by Section 5.2(b) of the Agreement.

         SECTION 3. Representations. (a) The Company represents to Buyer that it has the requisite corporate power to enter into this Amendment and to carry out its obligations hereunder, that the execution and delivery of this Amendment has been duly authorized by all necessary corporate actions and that this Amendment has been duly executed and delivered on behalf of the Company.

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         (b) The Buyer represents to the Company that it has the requisite power to enter in this Amendment and to carry out its obligations hereunder, that this Amendment has been duly authorized by all necessary actions on the part of the Buyer and that this Amendment has been duly executed and delivered on behalf of the Buyer.

         SECTION 4. Reference to and Effect on the Agreement.

         (a) Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Agreement as amended by Section 1 hereof.

         (b) Except as otherwise provided for in this Amendment, the Agreement shall remain in full force and effect and is hereby rectified and confirmed.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute a single instrument.

         SECTION 6. Governing Law. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the Laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).

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         IN WITNESS HEREOF, each of Buyer and the Company has caused this
Amendment to be duly signed on its behalf all as of the date first written above.

                                         GOLDEN PRESS HOLDING, L.L.C.

                                         By: WARBURG, PINCUS VENTURES, L.P.
                                             Member

                                         By: WARBURG, PINCUS & CO., its
                                             General Partner

                                         By: /s/ David A. Tanner
                                             -----------------------------------
                                             Name:  David A. Tanner
                                             Title: Partner

                                         WESTERN PUBLISHING GROUP, INC.

                                         By: /s/ Richard A. Bernstein
                                             -----------------------------------
                                             Name:  Richard A. Bernstein
                                             Title: Chairman and Chief
                                                    Executive Officer